SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K
                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

                              December 7, 1995
                     (Date of earliest event reported)

                       GREAT LAKES CHEMICAL CORPORATION
           (Exact name of Registrant as specified in its charter)

        Delaware                1-6450                 95-1765035
     (State of          (Commission File No.)      (IRS Employer
     Incorporation)                                Identification No.)

                     One Great Lakes Boulevard, P.O. Box 2200,
                       West Lafayette, Indiana  47906
        (Address of principal executive offices, including zip code)

                               (317) 497-6100
            (Registrant's telephone number, including area code)

                                     N/A
       (Former name or former address, if changed since last report)


          ITEM 5.   OTHER EVENTS.

          By-Law Amendments

                    On December 7, 1995, the Board of Directors of Great Lakes Chemical Corporation (the "Company") approved certain amendments to the Company's existing By-Laws. These amendments to the By-Laws are summarized below.

                    Article I, Section 1 of the By-Laws was amended to provide that no business may be transacted at an annual meeting of stockholders of the Company other than business that is (i) specified in the notice of meeting given by the Board of Directors of the Company, (ii) otherwise properly brought before the annual meeting by the Board of Directors of the Company or (iii) otherwise properly brought before the annual meeting by any stock-holder of the Company (A) who is a stockholder of record on the date notice to the Company of the business to be transacted was given by such stockholder (as provided in clause (B) below) and on the record date for the determi-nation of stockholders entitled to vote at the annual meeting and (B) who submits to the Company the stockhold-er proposal to be considered, in proper written form as provided in the amended By-Laws, not less than ninety
          (90) days nor more than one hundred twenty (120) days prior to the date of the annual meeting or, if less than one hundred (100) days' notice or prior public disclosure of the date of the annual meeting is given or made to stockholders, not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made, whichever first occurs.

                    Article I, Section 7 of the By-Laws was amended to provide that persons may be nominated to stand for election as a director of the Company only (i) by or at the direction of the Board of Directors of the Company or
          (ii) by any stockholder of the Company (A) who is a stockholder of record on the date notice to the Company of the person to be nominated to stand for election as a director was given by such stockholder (as provided in clause (B) below) and on the record date for the determi-nation of stockholders entitled to vote at the annual meeting and (B) who submits to the Company the notice of the person to be nominated to stand for election as a director, in proper written form as provided in the amended By-Laws, not less than ninety (90) days nor more than one hundred twenty (120) days prior to the date of the annual meeting or, if less than one hundred (100) days' notice or prior public disclosure of the date of the annual meeting is given or made to stockholders, not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made, whichever first occurs. Such notice must be accompanied by a written consent of each proposed nominee to be named as a nominee and to serve as a director if elected.

                    Article VII of the By-Laws was amended to provide indemnification under the By-Laws to the fullest extent permitted by the General Corporation Law of the State of Delaware (the "DGCL"), as the DGCL exists as of December 7, 1995 or may be amended thereafter. The amended By-Laws provide, however, that future amendments to the DGCL will be incorporated into the By-Laws only to the extent that such amendments broaden the indemnifica-tion rights previously granted under the By-Laws. Further, the Company must pay in advance to any person defending an action for which indemnification under the By-Laws is available any expenses incurred by such person during such defense, provided that such person undertakes to reimburse the Company for all advanced expenses in the event that it shall ultimately be determined that such person is not entitled to indemnification. Article VII of the By-Laws was also amended to provide that rights to indemnification may not be retroactively reduced by subsequent amendment to the DGCL or the By-Laws. In addition, procedures for seeking indemnification from the Company following a Change in Control of the Company (as defined in the amended By-Laws) were added to the By-Laws.

                    The foregoing description of the amended By-
          Laws does not purport to be complete and is qualified in its entirety by reference to the amended By-Laws which are attached hereto as an exhibit and incorporated herein by reference.

          Rights Agreement Amendments

                    Effective December 7, 1995, the Board of Direc-tors of the Company amended and restated the Rights Agreement (the "Agreement") between the Company and Harris Trust Company of New York, as Rights Agent. The more significant amendments to the Agreement are de-scribed below. The amended and restated Agreement sets forth the description and terms of the common stock and note purchase rights (the "Rights") held by holders of the Company's common stock, par value $1.00 per share (the "Common Stock"). Each Right entitles the registered holder to purchase from the Company one Unit, consisting initially of one-tenth share of Common Stock and one Note in the principal amount equal to nine-tenths of the Current Market Price of a share of Common Stock on the exercise date, at an exercise price of $92.50 per Unit (the "Purchase Price"), subject to the terms and condi-tions of the amended and restated Agreement. Terms used but not defined herein shall have the meanings ascribed to them in the amended and restated Agreement.

                    Prior to its amendment, the Agreement required the concurrence of the directors who are not affiliated with an Acquiring Person and who were either directors prior to the record date for distribution of the Rights or approved by a majority of such directors ("Continuing Directors") in order for the Company to take certain actions under the Agreement. The Continuing Directors provisions were deleted from the amended and restated Agreement.

                    Section 11(a)(ii) of the Agreement was supple-mented to include among those triggers which permit a Right holder to receive, upon exercise of the Right and payment of the Purchase Price, shares of Common Stock having a market value of twice the Purchase Price the determination by the Board of Directors that a person is an Adverse Person. In order to declare a Person to be an Adverse Person, the Board of Directors must determine that such person, alone or together with its Affiliates and Associates, has become the beneficial owner of an amount of Common Stock which the Board of Directors determines to be substantial (which amount shall in no event be less than 10% of the Common Stock then outstand-
          ing) and, after reasonable inquiry and investigation, including consultation with such persons as such direc-tors shall deem appropriate and consideration of such factors as are permitted by applicable law, that (i) such beneficial ownership by such person is intended to cause the Company to repurchase the Common Stock beneficially owned by such person or to cause pressure on the Company to take action or enter into a transaction or series of transactions intended to provide such person with short-term financial gain under circumstances where the Board of Directors determines that the best long-term interests of the Company would not be served by taking such action or entering into such transaction or series of transactions at that time or (ii) such beneficial ownership is causing or reasonably likely to cause a material adverse impact (including, but not limited to, impairment of relationships with customers or impairment of the Company's ability to maintain its competitive position) on the business or prospects of the Company, on the Company's stockholders, employees, customers or suppliers or on the communities in which the Company operates or is located; provided, however, that the Board of Directors of the Company shall not declare any person who is the beneficial owner of 10% or more of the out-standing Common Stock to be an Adverse Person if such person has reported or is required to report such owner-ship on Schedule 13G under the Exchange Act (or any comparable or successor report) or on Schedule 13D under the Exchange Act (or any comparable or successor report) which Schedule 13D does not state any intention to or reserve the right to control or influence the management or policies of the Company or engage in any of the ac-tions specified in Item 4 of such Schedule (other than the disposition of the Common Stock) so long as such person neither reports nor is required to report such ownership other than as described in this proviso.

                    Section 23(a) of the Agreement was amended to provide that (i) the Board of Directors may not redeem any Rights following a determination by the Board that any person is an Adverse Person and (ii) the Company may, at its option, pay the redemption price for Rights in cash, shares of Common Stock (based on the Current Market Price of a share of Common Stock at the time of redemp-
          tion) or any other form of consideration deemed appropri-ate by the Board of Directors.

                    The Agreement was also supplemented by the addition of new Section 27 to the amended and restated Agreement, which authorizes the Board of Directors, at its option, at any time and from time to time after the first occurrence of a Triggering Event, to exchange all or part of the then outstanding and exercisable Rights (excluding any Rights that have become void pursuant to the provisions of the amended and restated Agreement) for shares of Common Stock or Equivalent Shares, or any combination thereof, at an exchange ratio of one share of Common Stock or one Equivalent Share per Right, appropri-ately adjusted to reflect any stock split, stock dividend or similar transaction occurring after December 7, 1995. Notwithstanding the foregoing, the Board of Directors may not effect such exchange at any time after any Person (other than the Company, any subsidiary of the Company or any employee benefit plan of the Company or such subsid-
          iary), together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of 50% or more of the Common Stock then outstanding.

                    The foregoing description of the amendments to the Agreement does not purport to be complete and is qualified in its entirety by reference to the amended and restated Agreement which is attached hereto as an exhibit and incorporated herein by reference.

          ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

               Exhibits:

               3.2 By-Laws of Great Lakes Chemical Corporation, as amended through December 7, 1995.

               4.1 Rights Agreement, dated as of September 7, 1989, as amended and restated as of December 7, 1995, between Great Lakes Chemical Corporation and Harris Trust Company of New York, as Rights Agent, which includes as Exhibit A thereto the Form of Rights Certificate.


                                  SIGNATURE

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   GREAT LAKES CHEMICAL CORPORATION

                                   By: /s/ Robert B. McDonald
                                      Name:  Robert B. McDonald
                                      Title: Chief Executive
                                             Officer and President

          Date:  December 21, 1995


                                EXHIBIT INDEX

          Exhibit             Description                   Page

           3.2         By-Laws of Great Lakes Chemical
                       Corporation, as amended through
                       December 7, 1995

           4.1         Rights Agreement, dated as of
                       September 7, 1989, as amended
                       and restated as of December 7,
                       1995, between Great Lakes Chemi-
                       cal Corporation and Harris Trust
                       Company of New York, as Rights
                       Agent, which includes as Exhibit
                       A thereto the Form of Rights
                       Certificate.